OPPENHEIMER MUNICIPAL BOND FUND
                    Supplement dated June 29, 2000 to the
                      Prospectus dated November 19, 1999



The Prospectus is changed as follows:

1. The second sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 17 is revised to read as follows:

     The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more other than by retirement accounts.











June 29, 2000                                                 PS0310.010